UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

LANDAMERICA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-13990	54-1589611
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia	23235-5153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 267-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATION

This Form 8-K/A (the “Form 8-K/A) is an amendment to the Current Report on Form 8-K of the Company dated February 28, 2005 (the “Form 8-K”). The purpose of the Form 8-K/A is to correctly state the compensation plans under which Jeffrey C. Selby and Kenneth Astheimer received cash bonus payments. Item 1.01 is restated in its entirety.

Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2005, payments were made to each of the Company’s executive officers under their applicable compensation program. The amounts of the bonuses were made based on the assessment by the Compensation Committee of the Board of Directors of the Company of the executive’s performance during 2004.

The following table sets forth the annual base salaries for 2005 and the 2004 cash bonuses for the executive officers who will be included as the Named Executive Officers in the Company’s 2005 proxy statement. Charles H. Foster, Jr., Theodore L. Chandler, Jr. and G. William Evans each received bonus payments under the Senior Management Compensation Program Shared Resources for Executive Officers for the year ended December 31, 2004. Jeffrey C. Selby received bonus payments under the 2004 Senior Management Compensation Program Transaction Services for the year ended December 31, 2004. Kenneth Astheimer received a bonus payment under an individual plan rewarding his achievement in 2004 of certain goals related to customer service and operational excellence that included a discretionary component.

Executive Officer	2005 Salary	2004 Cash Bonuses
Charles H. Foster, Jr. Chairman of the Board	$575,000	$901,000
Theodore L. Chandler, Jr. President and Chief Executive Officer	$575,000	$551,000
G. William Evans Chief Financial Officer	$350,000	$273,400
Jeffrey C. Selby Executive Vice President-Commercial Services	$285,000	$615,181	[1]
Kenneth Astheimer Executive Vice President-Agency Services	$285,000	$330,000

[1]	This amount reflects the total cash bonus payments Mr. Selby received for his 2004 performance. Payments of $174, 783, $90, 294, and $350,104 were made to Mr. Selby on August 3, 2004, September 3, 2004, and February 28, 2005, respectively.

The Company has no employment agreements with any of the above Named Executive Officers other than Charles H. Foster, Jr.

The Company intends to provide additional information regarding the compensation awarded to the Company’s named executive officers in respect of and during the year ended December 31, 2004, in the proxy statement for the Company’s 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in April 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: March 9, 2005	By:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Senior Vice President & Corporate Controller